UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 11, 2003


                   First Consumers National Bank
                   First Consumers Master Trust

   (Exact name of co-registrants as specified in their charter)


Illinois                 333-48860 and     93-0982044
                         333-48860-01


(State of incorporation  (Commission file  (I.R.S. Employer
 of First Consumers       numbers)          Indentification No.
 Master Trust)                              of First Consumers
                                            National Bank)


   9300 S.W. Gemini Drive,
   Beaverton, OR                               97008
  (Address of principal executive offices
   of First Consumers National Bank)          (Zip Code)


                            (800) 876-3262
(First Consumers National Bank telephone number, including area code)

                               No Change
  (Former name or Former address, if changed since last report)



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Item 5. Other events


On March 11, 2003, Spiegel, Inc. issued the press release attached hereto as Exhibit 99 and herein incorporated by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit 99         Press release dated March 11, 2003




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST CONSUMERS NATIONAL BANK
                                  (Co-Registrant)

Dated: March 11, 2003           By: /s/ James E. Huston
                                       ------------------------
                                  Name:  James E. Huston
                                  Title: President and Chief Executive
                                         Officer








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EXHIBIT INDEX


Exhibit No.
99   Spiegel, Inc. press release dated March 11, 2003



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